UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2026

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 543-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 26, 2026, Bloom Energy Corporation (the “Company” or “Bloom”) issued a press release announcing that Simon Edwards has been appointed to serve as the Company’s Chief Financial Officer (“CFO”) effective as of April 13, 2026 (the “Effective Date”). As of the Effective Date, Maciej Kurzymski, the Company’s Acting Principal Financial Officer and Principal Accounting Officer, will continue his role as the Company’s Principal Accounting Officer.

Mr. Edwards, 39, joins Bloom from Groq, Inc., an artificial intelligence company, where he served as Chief Executive Officer from December 2025 to March 2026 and as CFO from September 2025 to December 2025, where he was responsible for leading the company’s global financial operations and guiding the company through a period of rapid expansion and infrastructure build-out. Prior to Groq, Inc., Mr. Edwards served as CFO at multiple cloud-based software companies, including Conga Corporation from May 2023 to September 2025, and ServiceMax, Inc. from February 2019 to April 2023, where he was responsible for leading finance, corporate development and revenue operations teams through growth and margin expansion at both companies. Earlier in his career, Mr. Edwards held senior financial roles at GE, including CFO of GE Digital and as an executive in the company’s Corporate Audit Staff, giving him strong grounding in manufacturing, service, digital transformation, and data-driven operational excellence. He holds a B.S. from University of the West of England and an M.B.A. from the Wharton School of the University of Pennsylvania.

There are no arrangements or understandings between Mr. Edwards and any other persons pursuant to which he was selected as an officer, and he does not have any family relationships with any of the Company’s directors or executive officers. Mr. Edwards does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Edwards’s appointment, the Company entered into a letter agreement with Mr. Edwards (the “Offer Letter”) which established his compensation, as summarized below.

Salary; Annual Incentive Bonus. Mr. Edwards’s annual base salary will be $550,000. Mr. Edwards will be eligible to participate in the Company’s annual cash incentive plan with a target annual incentive bonus of 70% of his annual base salary. For 2026, the annual incentive bonus will be pro-rated.

Equity Awards. Mr. Edwards will receive equity grants for the number of shares of the Company’s Class A common stock, as follows:

1

Restricted stock units (“RSUs”) with a target value of $1,590,000. One-third of the RSUs granted will vest on the one-year anniversary of the vesting commencement date and the remaining shares will vest quarterly over the subsequent two years until the RSUs are fully vested after three years from the vesting commencement date, subject to Mr. Edwards’s continued employment and the Company’s standard terms and conditions.

2

Performance stock units (“PSUs”) with a target value of $1,590,000. The PSUs will vest based on a combination of time and performance achievement following the completion of a three-year performance period. The number of PSUs earned will range from 0% to 200% of the target number of PSUs. The grant is subject to Mr. Edwards’s continued employment and the Company’s standard terms and conditions.

Employment, Change in Control and Severance Agreement. The Company has entered into its standard form of Employment, Change in Control and Severance Agreement with Mr. Edwards (the “Severance Agreement”). The Severance Agreement memorializes the compensation terms set forth in the Offer Letter and described above and provides for the payment of severance benefits in the event of a termination of Mr. Edwards’s employment by the Company without cause or by Mr. Edwards with good reason (a “qualifying termination”). In the event of a qualifying termination, subject to Mr. Edwards’s execution and non-revocation of a release of claims in favor of the Company, Mr. Edwards will become entitled to receive (i) a lump sum payment equal to his base salary and (ii) for up to 12 months, reimbursement of COBRA premiums for Mr. Edwards and his dependents. In the event such qualifying termination occurs within three months prior to or 12 months following the consummation of a change in control, then, subject to Mr. Edwards’s execution and non-revocation of a release of claims in favor of the Company, in lieu of the foregoing benefits, Mr. Edwards will become entitled to receive (i) a lump sum payment equal to (A) 1.5 times the sum of his base salary plus target bonus and (B) a pro-rata target bonus for the year of termination, payable in a lump sum, (ii) for up to 18 months, reimbursement of COBRA premiums for Mr. Edwards and his dependents, and (iii) full acceleration of all outstanding equity awards, assuming target performance in the case of performance awards, unless provided otherwise in the applicable performance award agreement.

The foregoing description of the Severance Agreement is qualified in its entirety by reference to the Form of Employment, Change in Control and Severance Agreement filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 6, 2021, and the foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which will be filed with the Company’s next Quarterly Report on Form 10-Q.

Item 7.01	Regulation FD Disclosure

Bloom Energy’s press release issued March 26, 2026, announcing the appointment of Mr. Edwards, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release, dated March 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: March 26, 2026	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
Chief Legal Officer and Corporate Secretary